                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                           ----------------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 or 15(d) of the
                       SECURITIES EXCHANGE ACT OF 1934


Date of Report                                                   July 28, 1997
                      (Date of earliest event reported)


                  New York State Electric & Gas Corporation
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           (Exact name of registrant as specified in its charter)


          New York                      1-3103-2                15-0398550
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(State or other jurisdiction     (Commission File No.)        (IRS Employer
     of incorporation)                                      Identification No.)


              P.O. Box 3287, Ithaca, NY                   14852-3287
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        (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code (607) 347-4131

                                   NA
        (Former name or former address, if changed since last report)

                         This Form 8-K consists of 3
                         sequentially numbered pages.

ITEM 5.  OTHER EVENTS

         New York State Electric & Gas Corporation (Company) and the staff of the Public Service Commission of the State of New York (PSC Staff) have entered into the NYSEG/PSC Staff Joint Statement of Principles to Govern a Settlement (Statement of Principles), dated July 28, 1997. The Statement of Principles sets forth the principles that the parties have agreed will govern a settlement of the Company's ongoing proceeding before the Public Service Commission. The Statement of Principles was disclosed to the public by a press release on July 30, 1997. The Statement of Principles is filed as an Exhibit hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS.


  (c)    EXHIBITS.

         The Following Exhibits are filed herewith:

EXHIBIT 1  --  NYSEG/PSC Staff Joint Statement of Principles to Govern a
               Settlement, dated July 28, 1997.

EXHIBIT 2  --  Press Release, dated July 30, 1997, relating to the agreement in principle between the Company and the Staff of the New York Public Service Commission.

                                    SIGNATURE
                                    ---------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              NEW YORK STATE ELECTRIC & GAS CORPORATION
                                            (Registrant)

                              By   /s/ Sherwood J. Rafferty
                                ---------------------------------------
                                       Sherwood J. Rafferty
                           Senior Vice President and Chief Financial Officer
                                     (Chief Financial Officer)

Date: July 30, 1997